UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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IOMEGA CORPORATION

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Filed by Iomega Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Iomega Corporation

Commission File No. 001-12333

This filing relates to the proposed acquisition of ExcelStor Great Wall Technology Limited, a Cayman Islands company (“EGWTL”), and Shenzhen ExcelStor Technology Limited, a People’s Republic of China (“PRC”) company (“SETL”) by Iomega Corporation (“Iomega”) from Great Wall Technology Company Limited, a PRC company (“GWT”), ExcelStor Group Limited, a Cayman Islands company (“EGL”), ExcelStor Holdings Limited, a British Virgin Islands company (“EHL” and, together with GWT and EGL, the “Selling Shareholders”), pursuant to the terms of a Share Purchase Agreement, dated as of December 12, 2007 among Iomega, the Selling Shareholders, EGWTL, and SETL. The following PowerPoint slides were presented by Iomega’s management to investors beginning on December 12, 2007:

IOMEGA Enters Definitive IOMEGA Enters Definitive Agreement to Acquire Agreement to Acquire ExcelStor Group ExcelStor Group December 12, 2007

Statements in this presentation regarding the highlights of the ExcelStor Acquisition
(“Transaction”), accretion; potential incremental sales; access to and launch of new products;
cross-selling opportunities; potential new markets and market sizes; access to China markets;
partnering with CEC; Transaction synergies; all pro forma financial and performance estimates after closing the Transaction including 2008, 2009 and 2010 incremental revenue, income and synergy estimates; cost savings; operating leverage; tax benefits and rates; and all other statements that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All such forward-looking statements are based upon information available to Iomega as of the date hereof, and Iomega disclaims any intention or obligation to update any such forward looking statements. Actual results could differ materially from the current expectations.
Factors that could cause or contribute to such differences include the failure to close the
Transaction; post closing integration challenges; difficulties in realizing cost savings and synergies; difficulties in accessing and launching new product lines; downturn or loss of any major customer; a downturn or sale of any ExcelStor OEM customer; a lack of success of new products due to market and competitive pressures; restructuring or other charges necessary as part of the integration; legal, compliance, accounting or Sarbanes Oxley issues arising from a complex global operation; unforeseen technical or manufacturing challenges; reactions or changes to business relationships resulting from the Transaction; unexpected cost or burden increases resulting from the Transaction; ability to maintain stringent quality assurance standards; availability of critical product components; the failure or delay of any sole source supplier; products and technology obsolescence; manufacturing and inventory issues;
management turnover; cultural or communication issues adversely impacting the integration;
intellectual property rights; competition; litigation; difficulties realizing the tax strategy,
Government inquiries or directives; general economic and/or industry-specific conditions; and
the other risks and uncertainties identified in the reports filed from time to time by Iomega with the SEC, including Iomega's most recent Forms 10-Q and 10-K.
Cautionary Note About Forward-
Cautionary Note About Forward-
Looking Statements
Looking Statements

• Will remain a public company (NYSE: IOM) headquartered in San Diego, CA
• 9 Board Members: 5 from GWT / CEC and 4 from Iomega
• Management
• Acquisition of ExcelStor Technology, a subsidiary of Great Wall
Technology (GWT) and China Electronics Corporation (CEC), by Iomega
Transaction Summary
Transaction Summary
Transaction
Consideration
• All stock consideration
• ~140 mm post-transaction fully diluted shares outstanding
• Post-transaction ownership:
Pro Forma
Company
Closing
• Approval by Great Wall and Iomega shareholders
• HSR and PRC regulatory approvals
• Anticipated to close in approximately 6 months from announcement
Value • Transaction value of $310 mm, based on Iomega’s
Market Cap of $207 mm
• Implied ExcelStor multiples of 0.32x ‘08 Rev; 6.6x ‘08 EBITDA; 13.6x ‘08 PE
Financial Impact
• Accretive w/o synergies (excl. one-time transaction-related costs)
• Substantially more accretive assuming synergies
– GWT / CEC (43%)
– Iomega (40%)
– Other ExcelStor Investors (17%)
– Dr. Z.X. Chen (Pres. of CEC)
– Lu Ming (VP of CEC and Pres. of GWT)
– Stephen David (Current Chair of Iomega)
– Jon Huberman (Current CEO of Iomega)
– Eddie Lui (Current CEO of ExcelStor)
– CEO: Jonathan Huberman
– Pres. / COO: Thomas Kampfer
– Exec Chairman: Eddie Lui
– CFO: Preston Romm

Highlights of Transaction
Highlights of Transaction
•
•
Creates a global Consumer Storage and
Creates a global Consumer Storage and
Electronics Company
Electronics Company
•
•
Combine Iomega’s global brand and
Combine Iomega’s global brand and
channels with ExcelStor’s China presence
channels with ExcelStor’s China presence
and manufacturing capabilities
and manufacturing capabilities
•
•
Drive significant incremental sales in
Drive significant incremental sales in
adjacent Consumer Electronics markets in
adjacent Consumer Electronics markets in
partnership with CEC sister companies
partnership with CEC sister companies
•
•
Combine best talents from both
Combine best talents from both
companies to create an experienced
companies to create an experienced
global management team
global management team
•
•
Cash EPS accretive
Cash EPS accretive

ExcelStor at a Glance
ExcelStor at a Glance
• Privately held; founded in 2001 by former Seagate and Connor
Peripheral Executives
• Headquartered in Shenzhen, China, with 2,700 total employees
• Manufacturer of internal / external hard drives and storage systems with a strong OEM relationship with major HDD company
– This strategic OEM relationship represents approximately 84% of revenue
– ExcelStor produces over 20 million single-platter drives per year
• 2007 Revenue forecasted at $818.2 mm and net income of
$18.3 mm
• Manufactures and sells other HDD & storage products, including
Iomega’s REV products
• ExcelStor branded products represent 12% of revenue
• World-class manufacturing expertise
• Design services

• Primary product line is single-platter hard drives
• Other products include:
– External HDD
– Autoloaders
• Partners include:
– Hitachi
– Bell Microproducts
– Freecom
– Tandberg
• Experienced management team with over 20 years of disk
drive manufacturing experience in the U.S., China,
Singapore and Malaysia
• Facilities include a clean room, testing and production
facility in Shenzhen
ExcelStor Overview
ExcelStor Overview
– Digital recordable jukebox
– Xander International
– Hasee Technology
– Fujitsu Korea
– Iomega

Single-Platter 3.5”
Single-Platter 3.5”
HDD Market Share
HDD Market Share
• Single-platter drives
account for ~65% of 3.5”
market
• ExcelStor produces over
20 mm units per year of
single-platter 3.5” HDDs
Worldwide HDD Sales (units) of 3.5”
Other
35%
Single-
Platter
65%
Market Size:
285 mm
185 mm 185 mm
100 mm 100 mm
20 mm 20 mm
165 mm 165 mm
Single-Platter 3.5” HDD Vendor Shares (units)
Source:  Industry estimates.
ExcelStor:
11%

Overview of CEC Organization
Overview of CEC Organization
CEC
Over 60
holding
companies
CGC
10 companies similar
to Great Wall and
some are
publicly traded
Great Wall
Technology
(0074.HK)
12 other
similar companies
and some are
publicly
traded
ExcelStor
100%
62%
62%
– Monitors
– LCD TVs
– Software
– Semiconductor
– MP3 Players
– Consumer
Electronics
• China Electronics Corporation
• CEC is a PRC Government-owned
conglomerate and CEC’s affiliates
generate over ~$16 bn in revenues
– Approximately 50% ODM / OEM
– Approximately 50% branded
products
• CEC controls over 1,000 companies
and 10,000 products
• CEC will indirectly control 43% of
Iomega
• Very limited distribution in the
Americas and EMEA
• Portfolio company sectors include
– PCs
– Notebooks
– Servers
– HDD
– Cell Phones
– PDAs

CEC Sister Companies
CEC Sister Companies
• Great Wall Technology Co., Ltd.
• China National Electronic Corp.
• Shanghai Hua Hong (Group) Co., Ltd.
• Amoi Electronics Co., Ltd.
• CEC Holding Co., Ltd.
• SED Electronics Industry Corp.
• China National Software & Service Co., Ltd.
• CEC Corecast Co., Ltd
• Wuhan Zhongyuan Electronics Co., Ltd
• China Electronics Financial Co., Ltd
• China Integrated Circuit Design Co., Ltd
• Panda Electronics Co., Ltd
• Shanghai Pudong Software Park Co., Ltd.

($ in millions, except per share data)
Comparative Valuation Summary
Comparative Valuation Summary
(1) 2007 ExcelStor net income excludes pre-tax transaction related expenses of $4.0 mm ($3.7 mm net income).
(2) 2007 Iomega net income excludes:
i. Non-cash pre-tax goodwill impairment charge of $3.0 mm ($1.8 mm net income) incurred in Q1 and Q2;
ii. Pre-tax transaction related expenses of $2.0 mm ($2.0 mm net income) incurred in Q2, Q3 and Q4; and
iii. Pre-tax restructuring benefit of $0.2 mm ($0.1 mm net income) incurred Q1, Q2 and Q3.
Iomega
Offer Price At Market
for ExcelStor As of 12/10/07
Stock Price $3.70
% of 52-Week High 64.3%
Equity Value $310.3 $206.9
Debt 56.8 0.0
Cash 55.7 69.4
Enterprise Value $311.4 $137.5
Pro Forma Ownership (100% Stock) 60.0% 40.0%
EV / Revenue
(1)
Metric
(2)
CY 2007E $818.2 0.38x 0.45x $308.4
CY 2008E 981.8 0.32x 0.36x 383.6
EV / EBITDA
CY 2007E $38.5 8.1x 13.7x $10.1
CY 2008E 47.1 6.6x 9.7x 14.2
Equity Value / Net Income
CY 2007E $18.3 16.9x 29.1x $7.1
CY 2008E 22.8 13.6x 20.5x 10.1
Multiples
ExcelStor
Iomega
Value
Metric

Review of Iomega’s
Review of Iomega’s
Stand Alone Business
Stand Alone Business
• Leverage brand and channels with
new products
• Scale to leverage existing
infrastructure
• Extend business beyond external
HDD business
• Penetrate Asian market where
currently under-represented
Key Initiatives Key Initiatives Strengths Strengths
• Global brand recognition
• Strong worldwide distribution
channel
• Recent growth and momentum
• Profitable with $69.4 mm in cash
• Ability to scale revenues without
adding significant infrastructure
• Broad portfolio of hundreds of
patents

Creating a Global Consumer Storage
Creating a Global Consumer Storage
& Electronics Provider
& Electronics Provider
• Sell Iomega products into Chinese Markets
• Sell ExcelStor products outside China – increase size of
current branded business
• Utilize in-house manufacturing where appropriate to
lower COGS
• Plan to partner with CEC’s 1,000+ subsidiaries to
sell globally through Iomega channel
• Extendable brand
• Strong channel
relationships
• Global presence
• World-class
manufacturing expertise
• Size / profitability
• Growing OEM and
branded storage business
New Iomega
• Vast breadth of products
• Manufacturing and design
capabilities
• Deep access into Chinese
end markets

13 Cross-Selling Opportunities Cross-Selling Opportunities Expansion of product lines creates a unique portfolio Expansion of product lines creates a unique portfolio

Immediate Market Expansion
Immediate Market Expansion
• Significant opportunity to sell CEC products globally
• New Iomega will gain immediate access to large markets
such as PCs and LCD panels
Note:  Estimates from IDC and Industry Research.  HDD forecast includes internal and external drives.
(1) Computer peripherals market includes (i) mice and keyboards, (ii) video web cameras and (iii) audio and gaming peripherals.
Source: IDC, Morgan Keegan research report dated 2/28/07 and Logitech.
Market Size ($ billions) Market Size ($ billions) Units Produced (millions) Units Produced (millions)
2011 2007
+7.5%
CAGR
+14.0%
CAGR
(6.0%)
CAGR
+5.6%
CAGR
482
147
113
71
177
194
163
676
Mobile PC LCD TV LCD Monitor HDD
+14.5%
CAGR
+23.2%
CAGR
+4.7%
CAGR
+8.8%
CAGR
2011 2007
+12.5%
CAGR
(1)
$6
$30
$36
$144
$71
$10
$28
$193
$120
$37
Mobile PC LCD TV LCD
Monitor
HDD Computer
Peripherals

Significant Synergies
Significant Synergies
Revenue
Gross Margin
• Sell additional CEC products through Iomega’s
global channel
• Revenue potential:
– LCD Monitors
– LCD & HD TVs
– PCs / Laptops / Servers
– Other peripherals
– Consumer Electronics
• Sell additional Iomega products in China
• Sell ExcelStor products in North America and
Europe
• Cost savings on Iomega products due to
ExcelStor manufacturing efficiencies
Tax
• Significant reduction in pro forma tax rate
achieved through step-up of ExcelStor assets
– Effective tax rate going-forward ~ 12%
Operating Leverage
• Scale revenue with small incremental op ex
investment

Pro Forma Operations –
Pro Forma Operations –
2008 is a Year of Transition
2008 is a Year of Transition
Revenue Revenue Net Income Net Income
$308
$230
$384
$982
$818
$720
$70
2006A 2007E 2008E
Iomega ExcelStor Synergies
$950
$1,127
$1,435
$10
$3
$7
$18
$18
$23
$8
2006A 2007E 2008E
$20
$25
$41
(1) 2007 Iomega net income excludes:
i. Non-cash pre-tax goodwill impairment charge of $3.0 mm ($1.8 mm net income) incurred in Q1 and Q2;
ii. Pre-tax transaction related expenses of $2.0 mm ($2.0 mm net income) incurred in Q2, Q3 and Q4; and
iii. Pre-tax restructuring benefit of $0.2 mm ($0.1 mm net income) incurred Q1, Q2 and Q3.
(2) 2006 Iomega net income reconciliation – see previously filed 10K and 10Qs.
(3) 2007 ExcelStor net income excludes pre-tax transaction related expenses of $4.0 mm ($3.7 mm net income).
(1) (2) (3)
($ in millions)

Significant Revenue and
Significant Revenue and
Cost Synergies Expected
Cost Synergies Expected
$243
$70
$500
2008E 2009E 2010E
$19.4
$8.5
$34.3
2008E 2009E 2010E
($ in millions)
Incremental Revenue Incremental Revenue Pre-Tax Synergies
Pre-Tax Synergies
-Tax Synergies
Tax Synergies

18 Pro Forma Tax Benefits Pro Forma Tax Benefits • U.S. ~ 0% • Cayman Islands ~ 0% • Europe ~ 18% • China btwn 7.5% – 25.0% over next 7 years Blended Tax Rate ~ 12% Geographic Tax Rates

Pro Forma 2008E Cash
Pro Forma 2008E Cash
Earnings Per Share
Earnings Per Share
• Iomega Stand Alone 2008E Earnings   $10.1 $10.1
• Plus: ExcelStor Stand Alone Earnings $22.8 $22.8
• Plus: Net Income Impact $1.0 $8.4
• Pro Forma 2008E Cash Net Income $33.9 $41.3
Per Share Basis
• Iomega Stand Alone 2008E EPS $0.18 $0.18
• 2008E Cash EPS Accretion $0.06 $0.12
• Pro Forma 2008E Cash EPS $0.24 $0.30
($ in millions, except per share data)
(1) Assumes adjustments from interest income lost due to cash transaction expenses and an adjusted tax rate of 12% for the combined company.
(2) Pro forma cash net income and EPS is non-GAAP and excludes transaction-related restructuring costs and amortization of intangibles.
Without Without
Synergies Synergies
With With
Synergies Synergies
(2)
(1)
(2)
(2)

Pro Forma Balance Sheet
Pro Forma Balance Sheet
($ in millions)
Cash, Equivalents and
Short-Term Investments
Total Assets
Total Debt
Total Liabilities
Shareholders’ Equity
Iomega
Iomega
$ 69.4
205.5
0.0
111.0
94.4
ExcelStor
ExcelStor
Pro Forma
Pro Forma
$ 55.7
283.5
56.8
229.4
54.1
$ 125.1
489.0
56.8
340.4
148.5
(1)
(1) Iomega and ExcelStor balance sheet as of Q307 and Q207, respectively.
(2) Pro forma balance sheet excludes transaction expenses.
(1)
(2)

Pro Forma Ownership
Pro Forma Ownership
4.7% ExcelStor / Iomega Management
6.1% ExcelStor Foxteq Holdings
6.1% ExcelStor H&Q Asia Pacific
18.8% Iomega Top 10 Institutions
21.2% Iomega
Other Institutional &
Retail Investors
100.0%
43.1%
Ownership Ownership
ExcelStor
Affiliation Affiliation
Pro Forma Total
CEC Subsidiaries
Investors Investors
Source: Iomega Management and FactSet.

Stand Alone Iomega
Stand Alone Iomega
• Globally Recognized Brand Name
– External HDD, network storage drives and managed services offerings
– Large, loyal installed base with 60 million drives sold
• Worldwide Channel Presence
– Broad channel coverage focused on Consumer / SOHO / SMB markets
– Strong platform for potential future products
• Global Infrastructure
– Able to handle significantly more revenue than we currently generate
– Headquartered in San Diego, CA with 253 employees
– Sales offices worldwide
• Strong Financial Performance
– Profitable revenue growth
– $69.4 million in cash, no debt
• Broad Patent Portfolio of Hundreds of Patents
• Currently Lacks Presence in China
– Europe – 70%
– U.S. – 28%
– Asia-Pacific – 2%

Iomega Has a Strong Brand and
Iomega Has a Strong Brand and
Product Portfolio
Product Portfolio
Product Product Description Description
• Portable storage products with 2.5” to 3.5” drives
• Targets the Consumer and SOHO markets
• NAS and NHDD storage for backup and disaster
recovery
• Targets the Consumer, SOHO and SMB markets
• Enterprise quality managed services for SMBs
• Key relationships with leading security vendors
• Backup storage products, removability and transport
• Targets the SMB market

Iomega Has A World-Class
Iomega Has A World-Class
Distribution Channel
Distribution Channel
• Sold at over 11,500 stores in
the Americas, Europe and Asia
• Integrated into Iomega’s
online strategy
• Direct marketers are a cost
effective channel to reach
small businesses, medium /
large enterprises, government
and education
• Indirect selling channel for N-
HDD, NAS and REV disks
• Iomega reaches over 65,000
VARs worldwide through its
distributor network
• Comprehensive channel
program with 15,000
registered resellers in the U.S.
and Europe
• Approximately 2.5 million
unique visitors, and 250,000
software and driver downloads
per month
• 2006 sales through the
website were approximately
$10 million
Distributors
Iomega.com
Retail /
E-tail
Direct
Marketers

Conditions to Closing
Conditions to Closing
• Approvals by both shareholders
• Approvals of relevant antitrust and regulatory
agencies
• All government approvals
– Applicable Hong Kong and PRC Government
requirements
– HSR and other principals
• No material adverse effect of Iomega / ExcelStor
stand alone business
• Anticipated to close in approximately 6 months
from announcement

Highlights of Transaction
Highlights of Transaction
•
•
Creates a global Consumer Storage and
Creates a global Consumer Storage and
Electronics Company
Electronics Company
•
•
Combine Iomega’s global brand and
Combine Iomega’s global brand and
channels with ExcelStor’s China presence
channels with ExcelStor’s China presence
and manufacturing capabilities
and manufacturing capabilities
•
•
Drive significant incremental sales in
Drive significant incremental sales in
adjacent Consumer Electronics markets in
adjacent Consumer Electronics markets in
partnership with CEC sister companies
partnership with CEC sister companies
•
•
Combine best talents from both
Combine best talents from both
companies to create an experienced
companies to create an experienced
global management team
global management team
•
•
Cash EPS accretive
Cash EPS accretive

Important Additional Information for Investors and Stockholders

In connection with the transaction, the Company intends to file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from the Company, by calling Investor Relations at (801) 332-3585 or by writing to Iomega Corporation, Attn: Investor Relations, 10955 Vista Sorrento Parkway, San Diego, CA 91230.

The Company, EGWTL, SETL, the Selling Shareholders and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the transaction. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2007 Annual Meeting of Stockholders filed with the SEC on April 13, 2007 and the Company’s Current Reports on Form 8-K filed with the SEC on September 27, 2007 and November 8, 2007. Certain directors and executive officers of the Company may have direct or indirect interests in the transaction due to securities holdings, pre-existing or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the transaction. Additional information regarding the Company, EGWTL, SETL, the Selling Shareholders and the interests of each of their respective executive officers and directors in the transaction will be contained in the proxy statement regarding the transaction that will be filed by the Company with the SEC.